EXHIBIT 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of Digirad Corporation for the period ended March 31, 2005, I, Todd P. Clyde, Chief Financial Officer of Digirad Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)          such Quarterly Report on Form 10-Q of Digirad Corporation for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          the information contained in such Quarterly Report on Form 10-Q of Digirad Corporation for the period ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Digirad Corporation at the dates and for the periods indicated.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

/s/ TODD P. CLYDE

Todd P. Clyde
Chief Financial Officer
(Principal Financial Officer)

May 9, 2005